UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 25, 2013

MetLife, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 2.02 Results of Operations and Financial Condition.

On July 31, 2013, MetLife, Inc. (the “Company”) issued (i) a press release announcing its results for the quarter ended June 30, 2013 (the “Second Quarter 2013 Earnings Release”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the quarter ended June 30, 2013 (the “Quarterly Financial Supplement”), a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Second Quarter 2013 Earnings Release and the Quarterly Financial Supplement are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2013, the Board of Directors (the “Board”) of the Company elected Kurt M. Campbell as a director of the Company, effective immediately. Mr. Campbell was also appointed to serve on the Finance and Risk Committee of the Board, effective immediately. A copy of the press release issued by the Company on July 25, 2013 announcing Mr. Campbell’s appointment is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Mr. Campbell will participate in the non-management director compensation arrangements described in the Company’s 2013 proxy statement. Under the terms of those arrangements, he will receive an annual retainer of $260,000 per year, 50% of which will be paid in shares of the Company’s common stock and 50% of which will be paid in cash. Each annual retainer covers the period of Board service commencing at the Company’s annual shareholders meeting and ending at its next annual shareholders meeting. For the period beginning at his election to the Board on July 25, 2013 and ending at the 2014 annual shareholders meeting, Mr. Campbell will receive a prorated retainer fee to reflect such period of service.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

99.1	Press Release of MetLife, Inc., dated July 31, 2013, announcing its results for the quarter ended June 30, 2013.

99.2	Quarterly Financial Supplement for the quarter ended June 30, 2013.

99.3	Press release of MetLife, Inc., dated July 25, 2013, announcing that Kurt M. Campbell was elected to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Christine M. DeBiase
Name: Christine M. DeBiase
Title: Vice President and Secretary

Date: July 31, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release of MetLife, Inc., dated July 31, 2013, announcing its results for the quarter ended June 30, 2013.

99.2	Quarterly Financial Supplement for the quarter ended June 30, 2013.

99.3	Press release of MetLife, Inc., dated July 25, 2013, announcing that Kurt M. Campbell was elected to the Board.